[LETTERHEAD OF CARTER LEDYARD & MILBURN LLP]

December 29, 2006

Ms. Sonia Barros
United States Securities
        and Exchange Commission
100 F Street
Washington, D.C. 20549

Re:	Flagstone Reinsurance Holdings Limited Registration Statement on Form S-1 Registration No. 333-138182

Dear Ms. Barros:

        Set forth below are the responses of Flagstone Reinsurance Holdings Limited (the "Company") to your comments regarding Amendments Nos. 1 and 2 to the Registration Statement on Form S-1 filed by the Company on December 8 and 13, 2006, respectively. Concurrently with this letter, the Company is filing Amendment No. 3 to the Form S-1 ("Amendment No. 3").

        The paragraphs below are numbered to correspond to your comments as set forth in your letter dated December 22, 2006. In each instance, we have repeated your comment in italics and set forth our response in plain type below the relevant comment.

        All capitalized terms used but not defined herein shall have the same meanings as in Amendment No. 3. Page numbers used in our responses below also refer to Amendment No. 3.

Prospectus Cover Page

1.
Please eliminate the term "joint book-running managers" from the cover page. You can discuss the relationship between the underwriters in the underwriting section if you wish.

Response

        We have revised the Prospectus Cover Page in response to your comment.

Prospectus Summary, page 4

2.
We note your response to our prior comment 10 and reissue that comment in part. You should note here briefly that Lehman Brothers is a primary investor in the sidecar.

Response

        We have revised the Prospectus Summary (at page 9) in response to your comment.

Management's Discussion and Analysis of Financial Condition and Results of Operations, page 45

Critical Accounting Policies, page 47

Loss and Loss Adjustment Expense Reserves, page 47

3.
We note your revised disclosure in repose to comment 42 which states that your philosophy is to make a conservative loss selection based on both the potential for adverse development and historical experience among industry participants. To better understand your conservative philosophy, please disclose the following:

•
Describe the method used by management to determine the adjustment and the extent to which it relies on objective versus subjective determinations. Such adjustments may include, but not be limited to, an incremental provision, a reduction in the liability, or a reversal of a previously recorded adjustment.

  •
  When such adjustments or reversals are made, include MD&A disclosure that identifies the amount of the adjustment or reversal, the method used by management to determine it, and the specific underlying reasons that explain why management believes the adjustment or reversal is necessary.

Response

        We have revised the disclosure starting at the bottom of page 50 in response to the comment made in the first bullet point.

  We note your comment in the second bullet point. Currently, we do not include an explicit adjustment to our point estimate of ultimate losses. We note your request, and will include MD&A disclosure when appropriate.

4.
We note your response to our prior comment 42 and we refer to the last paragraph on page 50. Please clarify in the filing what impact changes in reporting patterns and benchmark data for paid and reported losses had on the expected loss ratios. In providing the disclosure it would be beneficial to disclose the expected loss ratio that was used to determine your point estimate during the nine month period September 30, 2006 in addition to the impact that resulted from what is disclosed in the last paragraph on page 50.

Response

        We have revised the disclosure in response to your comment.

  Note that we have deleted the language regarding the impact that changes in reporting patterns and benchmark data had on the expected loss ratios as there were no such changes of a material nature during the nine month period ended September 30, 2006. Changes in reporting patterns and benchmark data may impact expected loss ratios in future periods.

  Note that we calculate quarterly reserves on a contract by contract basis which means that each contract has a different expected loss ratio. As a result, it is not possible to disclose the specific expected loss ratio that was utilized to calculate our point estimate.

Stock Based Compensation, page 53

5.
We note your response to comment 43. Please revise your disclosure to clarify that you determined the fair value of the underlying share of the PSU grants between April 1, 2006 and May 22, 2006 using the adjusted price to book value multiple of a group of comparable publicly traded reinsurers. Also disclose why the adjustments were made, e.g. to achieve comparability for differences in factors such as differences in entity size, working capital, liquidity, profitability and marketability. Also, please note we might have additional comments once the initial public offering share price is disclosed.

Response

        We have revised the disclosure in response to your comment.

        Subject to discussion with the underwriters, the Company expects the offering price range to be between $13.00 and $15.00 per common share. The fair value of the 344,000 PSUs granted between April 1, 2006 and May 22, 2006 was $10.07, with 281,000 (82%) of the PSU awards being granted on April 1, 2006. At that time, the Company had recently consummated the second and third closings of its private placement, respectively, on February 1 and February 23, 2006, 59 and 36 days prior to the April 1 grants. In those two closings, the Company placed 16,308,400 shares at $10.00 per share in cash, which is consistent with the current valuation of the PSUs.

        The Company believes that the difference between the value of the shares underlying the April-May PSU grants and the expected offering price is warranted by the factors outlined below, which we believe have enhanced the Company's valuation base in the period from April 1, 2006 through the present date:

  •
  As of March 31, 2006, the Company had gross written premiums of $107 million. With the growth in its franchise and acceptance level in the market place, for the nine months ended September 30, 2006, the Company had increased its premium writings to $276 million.

  •
  On the date of the PSU grants, the Company, whose premiums writings are approximately 75% property catastrophe, had not existed through a hurricane season (June 1 to November 30). As of December 28th, the Company has virtually concluded a benign catastrophe year, and, as a result, its valuation will reflect the growth in earnings and capital base from the date of the PSU grants.

  •
  On August 23, 2006, the Company raised net proceeds of $132.8 million through a private sale of junior subordinated debentures.

  •
  On December 15, 2006 A.M. Best affirmed the A- (Excellent) financial strength rating of the Company, noting that the affirmation reflected a successful first year execution of operations, establishment of systems and operational controls to underwriting, risk management, claims, investments and financial reporting, and the successful augmentation of its management team.

  •
  On December 20, 2006, the Company licensed and rated its Swiss subsidiary, which will serve as its European underwriting platform.

  •
  The Company has continued to develop both its systems and infrastructure and its relationships with brokers and clients.

  •
  In December 2006, the Company gained recognition as the 2006 "Newcomer of the Year" from Reinsurance Magazine.

  •
  The Company is poised to become the first of the Bermuda reinsurance "Class of 2006" to become a NYSE listed Company.

        As result of these accomplishments, the Company believes that a 30% to 50% ($3 to $5 per share) increase in fair value per share between the date of the April 1, 2006 grants and the anticipated closing of its IPO in January 2007 is merited.

        Approximately 50% of that expected value ($2.00 per share) represents growth in book value per share from April 1, 2006 to the anticipated closing of the IPO and the remainder represents a premium over book value which was computed by taking into consideration the accomplishments noted above including the Company's successful execution of the early stages of its business plan and the resulting elimination of startup execution risk.

Business, page 74

Mont Fort, page 91

6.
We note your response to our prior comment 58 and reissue that comment in part. Please revise your disclosure here to disclose the number and percentage of preferred shares in the Mont Fort ILW cell purchased by the Company.

Response

        The requested disclosure is included in the final paragraph of this subsection which appears on page 93 of Amendment No. 3.

Compensation, page 107

7.
Assuming that you request to go effective after December 31, 2006, please note that we expect you will amend the Form S-1 to provide the actual rather than estimated compensation disclosure prior to becoming effective.

Response

        We confirm that we are aware of this requirement.

Grants of Plan-Based Awards, page 113

8.
In the narrative description to this table you explain that the number of common shares of the Company the executive officer holding the PSUs shall be entitled to receive is equal to the product of the number of PSUs granted multiplied by a factor ranging between zero and two, depending on the fully-diluted return on equity achieved during the vesting period. Please expand your description of footnote 2 to the table to explain how this relates to the amounts identified as "target" and "maximum" in the table.

Response

        We have revised footnote 2 in response to your comment.

Director Compensation, page 122

9.
In your next amendment, please disclose by footnote, the aggregate number of stock awards outstanding at fiscal year end as required by the Instruction to Item 402(k)(2)(iii).

Response

        We have added the requested disclosure.

Certain Relationships and Related Transactions, page 114

10.
We note your response to our prior comment 64 and reissue that comment in part. Please expand your description of your initial private placement with Haverford and HCP to disclose when the private placement closed.

Response

        We have revised the disclosure in response to your comment.

Description of Share Capital, page 133

Voting Rights, page 133

11.
We note your response to our prior comment 76 and reissue that comment in part. Please expand your disclosure to clarify the operation of the formula used to reduce voting power using a numerical example for clarification so that an investor can understand how each share could be impacted.

Response

        We have expanded the disclosure in response to your comment.

Note 2. Significant Accounting Policies

Premiums and Acquisition Costs, page F-9

12.
We note your response to comment 80 and the expanded disclosure on page F-9. Please tell us and disclose what specifically would cause changes between the deposit premium as defined in the contract and the assumed premiums calculated based on the underlying exposure during the contract period.

Response

        We have revised the disclosure in response to your comment.

Note 4. Mont Fort Re Limited, page F-16

13.
We have read your response to comments 56 and 82 and we are still evaluating your response at the present time. We may have further comments.

  Response

        We acknowledge that you are reserving for further comments on this matter. In view of the importance of this issue and the Company's imminent plans to launch its road show, we would like to confirm our understanding that you will communicate with us on these items, if possible, in advance of your comments on Amendment No. 3.

* * *

        We trust that Amendment No. 3, and the supplemental explanations set forth above, are responsive to your concerns. In addition to changes made in response to your comments, we have revised the disclosure in "Management—Board of Directors" to respond to new Item 407 of Regulation S-K, and we have revised the disclosure in "Compensation" to respond to the changes to Item 402 of Regulation S-K announced on December 22, 2006. We also have made editorial updates in the registration statement.

        Please feel free to contact my colleague, Andris Vizbaras (by telephone at 212-238-8698) or me (at 212-238-8711) with any questions concerning this registration statement.

                      Sincerely,

                      /s/  Robert A. McTamaney
                      Robert A. McTamaney

RAMcT:rtc